UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2008

LIBERTY MEDIA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-16615	20-5272297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 20, 2008, Liberty Media LLC announced that it has determined to modify the indenture related to its 0.75% Exchangeable Senior Debentures due 2023.  Information related to the modifications is set forth in the Press Release filed herewith as Exhibit 99.1.  A summary of the tax consequences of the modifications is set forth in Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release dated March 20, 2008
99.2	Certain United States Federal Income Tax Considerations of Proposed Modifications to Debentures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2008

LIBERTY MEDIA LLC

By:	/s/ Charles Y. Tanabe
Name: Charles Y. Tanabe
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated March 20, 2008
99.2	Certain United States Federal Income Tax Considerations of Proposed Modifications to Debentures